UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 13, 2017
Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.
Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way
Crestone, Colorado 81131
Address of Principal Executive Offices, Including Zip Code

(212) 758-6622
Registrant's Telephone Number, Including Area Code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 13, 2017, Bion Environmental Technologies, Inc. ("Bion") entered into an engagement letter with  Eide Bailly LLP, ("Eide Bailly") Golden, Colorado,  to serve as our certifying accountants commencing with the quarter ending December 31, 2016 through the audit of our fiscal year ending June 30, 2017.

On January 13, 2017, GHP Horwath, P.C. ("GHP") notified Bion that the client – auditor relationship between Bion and GHP has ceased because the partners and employees of GHP joined another accounting firm. See Exhibit 16.01.
The reports of GHP on Bion's consolidated financial statements for the fiscal years ended June 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company ability to continue as a going concern.
During the fiscal years ended June 30, 2016 and 2015 and through January 13, 2017, Bion has not had any disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GHP's satisfaction, would have caused it to make reference thereto in its reports on Bion's consolidated financial statements for the relevant periods. During the fiscal years ended June 30, 2016 and 2015 and through January 13, 2017, there was one reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K, which related to disclosure of a material weaknesses in the Company's internal control over financial reporting. As previously reported, the material weakness was due to lack of segregation of duties; Bion's  size has prevented it from being able to employ sufficient resources to enable Bion to have an adequate level of supervision and segregation of duties within its internal control system.
Bion provided GHP with a copy of this disclosure as set forth under this Item 4.01 and requested GHP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the response letter from GHP is attached hereto as Exhibit 16.02.
During the Company's two fiscal years ended June 30, 2016, the quarter ended September 30, 2016  and in the subsequent interim period through January 13, 2017, the Company has not consulted with Eide Bailly regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Eide Bailly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

Not Applicable.

(b)   Pro Forma Financial Information

Not Applicable.

(c)   Shell Company Transactions

Not Applicable.

(d)   Exhibits.

Exhibit Number	Description

16.1	Letter from GHP Horwath, P.C. dated January 13, 2017.
16.2	Letter from GHP Horwath, P. C. dated January 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

By: s/ Mark A. Smith
Date: January 17, 2017	Mark A. Smith, President